                                                                   EXHIBIT 10.37

                              FOURTH AMENDMENT TO
                              -------------------
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------


     THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of December 11, 1998 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and individually, a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed thereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Lenders and the Agent are parties to a Third Amended and Restated Credit Agreement dated as of May 29, 1998, as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of July 27, 1998, a Second Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 1998 and a Third Amendment to Third Amended and Restated Credit Agreement dated as of November 24, 1998 (as so amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company with a revolving mortgage warehousing credit facility; and

     WHEREAS, the Company and the Lenders have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

     1.   Certain Defined Terms.  Each capitalized term used herein without
          ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.   Amendments to Credit Agreement.  The Credit Agreement is hereby
          ------------------------------
amended as follows:

     (a)  New Definitions.  Section 1.01 is hereby amended by adding the
          ---------------
following definitions in the correct alphabetical order:

          "NCCC":  means NC Capital Corporation, a California corporation.
           ----

          "NCCC Guaranty":  means the guaranty in the form of Exhibit C-1, as
           -------------
          the same may be amended, supplemented or restated from time to time.

          "Residual Finance Subsidiaries":  means (a) NC Residual Corporation, a
           -----------------------------
          Delaware corporation, as long as it is a wholly-owned Subsidiary of the Company and does not amend its Certificate of Incorporation as in effect on December __, 1998, and (b) any other wholly-owned Subsidiary of the Company or NCCC that, pursuant to its Articles or Certificate of Incorporation, has a purpose limited to the ownership of Junior Securitization Interests, the establishment of one or more securitization trusts, issuing securities backed by such Junior Securitization Interests, otherwise financing such Junior Securitization Interests, and lawful activities incidental to and necessary and convenient to the foregoing.

     (b)  Change of Control.  The definition of "Change of Control" in Section
          -----------------
1.01 is hereby amended by deleting clause (a) thereof and inserting the following:

          (a) NCFC not owning, directly or indirectly, all of the issued and outstanding capital stock of the Company, or the Company not owning, directly, all of the issued and outstanding capital stock of NCCC;

     (c)  Formation; Powers; Good Standing.  Sections 3.01(a) and (b) are hereby
          --------------------------------
amended in their entirety to read as follows:

               (a)  Formation and Powers.  NCFC is a corporation duly organized,
                    --------------------
          validly existing and in good standing under the laws of the State of Delaware, the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, NCCC is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and each of NCFC, the Company and NCCC has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into and perform each Loan Document to which it is or will be a party and to carry out the transactions contemplated thereby.

               (b)  Good Standing.  Each of NCFC, the Company and NCCC is in
                    -------------
          good standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be in good standing would not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

     (d)  Authorization; No Conflict; Governmental Consents; Binding Effect.
          -----------------------------------------------------------------
Section 3.02 is hereby amended by deleting all references therein to "NCFC and the Company" and inserting therefor "NCFC, the Company and NCCC."

     (e)  Litigation; Adverse Facts.  Section 3.05 is hereby amended in its
          -------------------------
entirety to read as follows:

          3.05  Litigation; Adverse Facts.  Except as set forth in Schedule
                -------------------------
     3.05, there is no action, suit, proceeding or arbitration at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of NCFC, the Company or any of their Subsidiaries, threatened against or affecting NCFC, the Company or NCCC or any of their respective properties that would, if decided in a manner adverse to it, result in any material adverse change in its business, operations, properties, assets or condition (financial or otherwise) or would materially adversely affect its ability to perform its obligations under each Loan Document to which it is or will be a party, and there is no basis known to it for any action, suit or proceeding which would have such an effect. None of NCFC, the Company or NCCC is (i) in violation of any applicable law if such violation materially adversely affects or may materially adversely affect its business, operations, properties, assets or condition (financial or otherwise) or (ii) subject to or in violation of any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).
     There is no action, suit, proceeding or investigation pending or, to the knowledge of NCFC, the Company or NCCC, threatened against or affecting NCFC, the Company or NCCC, which questions the validity or the enforceability of any Loan Document.

     (f)  Other Agreements; Performance.  Section 3.06 is hereby amended in its
          -----------------------------
entirety to read as follows:

          3.06  Other Agreements; Performance.
                -----------------------------

                (a)  Agreements.  None of  NCFC, the Company or NCCC is a party
                     ----------
          to or subject to any contractual obligation or charter or other internal restriction materially adversely affecting its business, properties, assets, operations or condition (financial or otherwise).

                (b)  Performance.  None of NCFC, the Company  or NCCC is in
                     -----------
          default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its material contractual obligations, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise). To the best knowledge of NCFC, the Company and NCCC, the other parties to any of the contractual obligations of NCFC, the Company or NCCC are not in default thereunder, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise).

     (g)  Licenses and Permits.  Section 3.13 is hereby amended in its entirety
          --------------------
to read as follows:

          3.13  Licenses and Permits.  Each of NCFC, the Company and NCCC has
                --------------------
     all federal, state and local licenses and permits required to be maintained in connection with and material to the current operation of its businesses, and all such licenses and permits are valid and fully effective.

     (h)  Indebtedness.  Section 4.08 is hereby amended in its entirety to read
          ------------
as follows:

          4.08  Indebtedness.  The Company and NCFC will not, and will not
                ------------
     permit NCCC to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                 (a)  the Obligations;

                 (b) current liabilities not more than 90 days overdue, unless contested in good faith by appropriate proceedings and any reserves required by GAAP have been established, incurred by NCFC, the Company or NCCC in the ordinary course of business otherwise than for money borrowed;

                 (c) Indebtedness incurred to finance the purchase of equipment and secured solely by Liens on such equipment, in an aggregate amount not to exceed $7,500,000;

                 (d) Indebtedness incurred to finance Junior Securitization Interests which Indebtedness is secured only by such Junior Securitization Interests, provided, such Indebtedness does not exceed
                                    --------
          75% of the value of such Junior Securitization Interests determined in accordance with GAAP;

               (e) intercompany Indebtedness of NCFC to the Company or NCCC in an aggregate amount not to exceed $1,000,000;

               (f) intercompany indebtedness of the Company or NCCC to NCFC incurred in the ordinary course of business;

               (g) obligations under gestation repurchase agreements or similar arrangements of the type described in Section 4.09(f);

               (h) obligations in respect of letters of credit issued by USBNA for the account of the Company or NCFC with an aggregate face amount not to exceed $1,250,000;

               (i) Indebtedness incurred by the Company in connection with the Salomon REO Agreement in an aggregate amount not to exceed $3,000,000; and

               (j) intercompany Indebtedness between the Company and NCCC incurred in the ordinary course of business.

     (i)  Liens.  Section 4.09 is hereby amended in its entirety to read as
          -----
follows:

          4.09  Liens.  The Company and NCFC will not, and will not permit NCCC
                -----
     to, directly or indirectly, create, incur, assume or permit to exist any Lien with respect to any property now owned or hereafter acquired by NCFC, the Company or NCCC, or any income or profits therefrom, except:

                (a) the security interests granted to the Agent for the benefit of the Lenders, FBS Business Finance Corp. (with respect to obligations described in Section 4.08(c)) and USBNA (with respect to obligations described in Section 4.08(g)) under the Loan Documents;

               (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of NCFC or the Company;

               (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

               (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair their use in the operation of its business;

               (e) Liens on equipment arising under any capitalized lease obligation or other purchase money Liens on equipment acquired after the Signing Date to secure Indebtedness permitted pursuant to Section 4.08(c);

               (f) Liens incurred in connection with gestation repurchase agreements or similar arrangements under which NCFC or its Subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Lender or other counterparty reasonably satisfactory to the Agent; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans;

               (g) Liens on Junior Securitization Interests which secure Indebtedness permitted by Section 4.08(d);

               (h)  Liens arising under Hedging Arrangements; and

               (i) a pledge of the stock of REO Sub to SBRC pursuant to the Salomon REO Agreement.

     (j)  Investments. Section 4.10 is hereby amended in its entirety to read as
          -----------
follows:

          4.10  Investments.  The Company and NCFC will not, and will not permit
                -----------
     NCCC to, directly or indirectly, make or own any Investment, except Investments in:

                (a) Marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof.

                (b) Marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings

          Group, a division of McGraw Hill, Inc., or Moody's Investors Service, Inc.

               (c) Commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or Moody's Investors Service, Inc.

               (d) In the case of the Company, Mortgage Loans originated or acquired by the Company in the ordinary course of the Company's business, in the case of NCCC, Mortgage Loans acquired from the Company in the ordinary course of business, and in the case of NCFC, other consumer debt obligations originated or acquired by NCFC in the ordinary course of NCFC's business.

               (e) Certificates of deposits or bankers acceptances issued by any of the Lenders or any other commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $500,000,000, or by United States offices of foreign banks having the highest rating obtainable from a nationally recognized rating agency, in each case maturing within one year from the date of acquisition thereof.

               (f) Investments in mutual funds that invest substantially all of their assets in Investments of the types described in subsections (a),
          (b), (c) and (e) of this Section 4.10.

               (g) The capital stock of any Subsidiary (subject to the limitations set forth in Sections 4.12 and 4.17).

               (h) In the case of the Company and NCCC, loans to NCFC in an aggregate amount not to exceed $1,000,000.

               (i) Direct equity investments made by the Company, to the extent no Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result therof, in or loans to Persons in the mortgage origination business, in an aggregate amount not to exceed $2,500,000.

               (j) Investments made or to be made by the Company, in an amount not to exceed $1,250,000 in the aggregate, and a guaranty made by NCFC, pursuant to a Strategic Alliance Agreement by and among the Company, Qualified Financial Services, Inc., a Colorado corporation, Qualified Financial Services, Inc., a California corporation, Simon Mundy, an individual, and David V.V. Thais, an individual.

               (k)  Investments arising under Hedging Arrangements.

               (l)  In the case of NCFC, loans to the Company and NCCC.

               (m) Intercompany Indebtedness between the Company and NCCC incurred in the ordinary course of business.

     (k)  Guarantees.  Section 4.11 is hereby amended in its entirety to read as
          ----------
follows:

          4.11  Guarantees.   The Company and NCFC will not, directly or
                ----------
     indirectly, create or become or be liable with respect to any Guarantee, other than:

                (a)  the Guaranty and the NCCC Guaranty;

                (b) Guarantees by NCFC of Indebtedness of the Company secured by liens described in Section 4.09(e), in an amount not to exceed $7,500,000;

                (c) Guarantees by NCFC of the Company's obligations under (i) gestation repurchase agreements or similar arrangements of the type described in Section 4.09(f), or (ii) the Strategic Alliance Agreement described in Section 4.10(j); and

                (d) Guarantees by the Company of the obligations of NCCC or Residual Finance Subsidiaries in respect of Indebtedness permitted by Sections 4.08 (d) and (g).

     (l)  Restriction on Fundamental Changes.  Section 4.12 is hereby amended by
          ----------------------------------
deleting the word "and" at the end of subsection (b) thereof, by deleting the period at the end of subsection (c) thereof and inserting a semicolon therefor followed by the word "and" and inserting the following new subsection (d) at the end thereof:

               (d) The Company may transfer to NCCC (i) Mortgage Loans, provided that such Mortgage Loans are subject to the security interest created under the Pledge and Security Agreement prior to such transfer, but will be released from such security interest, and the Warehousing Loans will be repaid with the proceeds of Indebtedness incurred by NCCC of the type described in Section 4.08(g), simultaneously with such transfer, (ii) Junior Securitization Interests, and (iii) fixed assets used in the operation of NCCC.

     (m)  Subsidiaries.  Section 4.17 is hereby amended in its entirety to read
          ------------
as follows:

          4.17  Subsidiaries.   (a) The Company will not create or acquire any
                ------------
     Subsidiaries other than REO Sub, NCCC and Residual Finance Subsidiaries, and (b) NCFC will not create or acquire any Subsidiaries other than (i) the Company, (ii) REO Sub, (iii) NCCC, (iv) Residual Finance Subsidiaries, and
     (v) Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of consumer obligations.

     (n)  Affiliate Transactions. Section 4.18 is hereby amended in its entirety
          ----------------------
to read as follows:

          4.18  Affiliate Transactions.  The Company and NCFC will not enter
                ----------------------
     into any transaction with an Affiliate of the Company or NCFC, except:

                (a) transactions in the ordinary course of business on terms no less favorable to the Company or NCFC than those that would be obtained in an arm's-length transaction;

                (b) Indebtedness described in Sections 4.08(e) and 4.08(j);

                (c) guaranties of Indebtedness described in Section 4.11;

                (d) transfers of assets by the Company to NCCC and REO Sub as described in Sections 4.12(c) and 4.12(d); and

                (e) transfers by the Company and NCCC of Junior Securitization Interests to Residual Finance Subsidiaries.

     (o)  Events of Default.  Section 6.01 is hereby amended in its entirety to
          -----------------
read as follows:

          6.01  Events of Default.  The occurrence of any one or more of the
                -----------------
     following events shall constitute an Event of Default:

                (a) The Company shall fail to make when due, whether by acceleration of maturity or otherwise, any payment of principal of any Note, or shall fail to pay within five days after the same becomes due, whether by acceleration of maturity or otherwise, any payment of interest on any Note or any fee or other amount required to be paid to the Agent or any Lender pursuant to this Agreement or any other Loan Document; or

               (b) Any representation or warranty made or deemed made by the Company in this Agreement or by the Company, NCFC or NCCC in any other Loan Documents or in any certificate, statement, report or document furnished to the Agent or the Lenders pursuant to or in connection with any Loan Document shall be untrue or misleading in any material respect on the date as of which the facts set forth are stated or certified or deemed stated or certified; or

               (c) The Company shall fail to comply with any agreement, covenant, condition, provision or term contained in the Pledge and Security Agreement, in the Servicing Security Agreement or in Section 4.02(a), 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17,
          4.20, 4.21 or 4.22, or shall fail to comply with any agreement, covenant, condition, provision or term contained in Section 4.02(b) or
          4.04 and such failure shall not be remedied within 10 calendar days after an executive officer of the Company shall have become aware of such failure to comply; or

               (d) The Company, NCFC or NCCC shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document then in effect (other than those hereinabove set forth in this Section 6.01) and such failure to comply is not remedied within 30 calendar days after the earliest of
          (i) the date the Agent has given the Company written notice of the occurrence thereof, (ii) the date the Company gives notice of such failure to the Agent or (iii) the date the Company should have given such notice of such failure to the Agent pursuant to Section 4.01(e)(ii); or

               (e) Any creditor or representative of any creditor of the Company, NCFC or NCCC shall become entitled to declare any Indebtedness in the amount of $250,000 or more owing on any bond, debenture, note or other evidence of Indebtedness for borrowed money to be due and payable prior to its expressed maturity, whether or not such Indebtedness is actually declared to be immediately due and payable, or any such Indebtedness becomes due and payable prior to its expressed maturity by reason of any default by the Company, NCFC or NCCC in the performance or observance of any obligation or condition and such default shall not have been effectively waived or shall not have been cured within any grace period allowed therefor or any such Indebtedness shall have become due by its terms and shall not have been promptly paid or extended; or

               (f) The Company, NCFC or NCCC shall become insolvent or shall generally not or admit in writing its inability to pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Company, NCFC or NCCC or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company, NCFC or NCCC or for a substantial part of the property thereof and shall not be discharged within 60 days, or the Company, NCFC or NCCC shall make an assignment for the benefit of creditors; or

               (g) Any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Company, NCFC or NCCC, and, if instituted against the Company, NCFC or NCCC, shall have been consented to or acquiesced in by the Company, NCFC or NCCC, or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Company, NCFC or NCCC; or

               (h) Any dissolution or liquidation proceeding shall be instituted by or against the Company, NCFC or NCCC and, if instituted against the Company, NCFC or NCCC, shall be consented to or acquiesced in by the Company, NCFC or NCCC or such Subsidiary or shall remain for 60 days undismissed; or

               (i) A judgment or judgments for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against the Company, NCFC or NCCC and either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

               (j) Any execution or attachment shall be issued whereby any substantial part of the property of the Company, NCFC or NCCC shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof; or

               (k) The Pledge and Security Agreement, the Servicing Security Agreement, the Guaranty or the NCCC Guaranty shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Company, NCFC or NCCC, or the Agent for the benefit of the Lenders shall cease to have a valid and perfected security interest having the priority contemplated under the Pledge and Security Agreement or the Servicing Security Agreement in any part of the Collateral described therein, other than by action or inaction of the Agent, unless the Company shall, within two Business Days after the earlier of the date it receives notice thereof from the Agent or the date an officer of the Company has knowledge thereof, repay the outstanding Loans in an amount sufficient to reduce the aggregate outstanding principal balance of the Loans to the aggregate Warehousing Collateral Value of the Collateral; or

               (l)  A Change of Control shall occur.

     (p)  Amendments, Waivers and Modification Fees.  Article VIII is hereby
          -----------------------------------------
amended by adding a new Section 8.16 thereto to read as follows:

          8.16  Amendments, Waivers and Modification Fees.  The Company agrees
                -----------------------------------------
     to pay to the Agent for the account of each Lender which provides its written consent to an amendment, waiver or other modification of the Loan Documents on or before the date such amendment, waiver or other modification becomes effective as a result of the written approval thereof by the requisite number of Lenders required by the Loan Documents, a processing fee of $1,500, said fee to be payable promptly following such effective date; provided, however, that such fee shall not apply to the first two such amendments, waivers or other modifications hereunder during any continuous one year period (calculated from the date of this Agreement).

     (q)  Exhibit C-1.  The Credit Agreement is amended by adding Exhibit C-1
          -----------
hereto as Exhibit C-1 to the Credit Agreement.

     3.   Conditions to Effectiveness of this Amendment.  This Amendment shall
          ---------------------------------------------
become effective when the Agent shall have received at least thirteen (13) counterparts of this Amendment, duly executed by the Company and the Required Lenders and acknowledged by NCFC, provided the following conditions are satisfied:

     (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and Section 4 of the Servicing Security Agreement, of NCFC in Section 15 of the Guaranty, and of NCCC in Section 15 of the NCCC Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

     (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

     (c) No material adverse change in the business, assets, financial condition or prospects of the Company or NCFC shall have occurred since the December 31, 1997.

     (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

          (i) copy of resolutions of the Board of Directors of the Company, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment;

          (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

          (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

          (iv)   the NCCC Guaranty, executed by the parties thereto;

          (v) a certificate signed by the Secretary or an Assistant Secretary of NCCC certifying (A) as to the names, incumbency and true signatures of the respective persons authorized to execute and deliver this Amendment and each Loan Document to which it is or will be a party and (B) that the Agent and the Lenders may conclusively rely on such certificate until the Agent shall have received a further certification of its Secretary or an Assistant Secretary canceling or amending such certificate and submitting the names, incumbency and signatures of the officers named in such further certificate;

          (vi) a copy of the Articles of Incorporation of NCCC with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its respective incorporation;

          (vii) certificates of good standing for NCCC in the jurisdiction of its incorporation and in each of the jurisdictions in which it is required to be qualified to do business, certified by the appropriate governmental officials;

          (viii) a certificate of the Secretary or an Assistant Secretary of NCCC certifying to a true and correct copy of its respective bylaws, as amended as of the date of this Amendment; and

          (ix) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

     (e)  The Agent shall have received the amendment fee required by Section
8.16 of the Credit Agreement as amended by this Amendment.

     4.   Acknowledgments.  The Company and each Lender acknowledge that, as
          ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action;
(ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and
(iii) no Events of Default or Unmatured Events of Default exist.

     5.   General.
          -------

     (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

     (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

     (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                              NEW CENTURY MORTGAGE
                              CORPORATION



                              By /s/ Pat Flanagan
                                 -----------------------------
                                 Its  Executive Vice President
                                     -------------------------




                              U.S. BANK NATIONAL ASSOCIATION,



                              By /s/ Edwin S. Jenkins
                                 -----------------------------
                                 Its  Vice President
                                     -------------------------



                              GUARANTY FEDERAL BANK, FSB



                              By /s/ W. James Meintjes
                                 -----------------------------
                                 Its  Vice President
                                     -------------------------



                    [Signature Page for Fourth Amendment to
                 Third Amended and Restated Credit Agreement]

                              COMERICA BANK



                              By /s/ David R. Chirchill
                                 ----------------------------------------
                                 Its  Assistant Vice President
                                    -------------------------------------


                              FIRST UNION NATIONAL BANK



                              By /s/ C. L. Simms
                                 ----------------------------------------
                                 Its  VP
                                    -------------------------------------



                              RESIDENTIAL FUNDING CORPORATION



                              By /s/ illegible
                                 ----------------------------------------
                                 Its  Director
                                    -------------------------------------



                              BANK ONE, TEXAS, N.A.


                              By /s/ Mark L. Freeman
                                 ----------------------------------------
                                 Its  Vice President
                                    -------------------------------------



                    [Signature Page for Fourth Amendment to
                 Third Amended and Restated Credit Agreement]

                              THE BANK OF NEW YORK



                              By /s/ Robert W. Pierson
                                -----------------------------------
                                   Its  Vice President
                                      ------------------------------



                              THE FIRST NATIONAL BANK OF CHICAGO



                              By /s/ Scott Mellin
                                -----------------------------------
                                 Its  Assistant Vice President
                                    --------------------------------



                              NATIONSBANK OF TEXAS, N.A.



                              By /s/ Carolyn Warren
                                ------------------------------------
                                Its  Senior Vice President
                                   ---------------------------------


                              FLEET BANK, N.A.



                              By ___________________________________
                                 Its________________________________



                    [Signature Page for Fourth Amendment to
                 Third Amended and Restated Credit Agreement]

          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE THIRD AMENDED AND RESTATED GUARANTY DATED AS OF MAY 29, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                               NEW CENTURY FINANCIAL CORPORATION


                               By /s/ Pat Flanagan
                                 -----------------------------------
                                 Its  Executive Vice President
                                    --------------------------------